UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2010

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Parkway North, Suite 400
Deerfield, IL	60015
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:  (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On March 12, 2010, CF Industries Holdings, Inc. (“CF Holdings”), Composite Merger Corporation (“Merger Sub”), an indirect, wholly-owned subsidiary of CF Holdings, and Terra Industries Inc. (“Terra”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the acquisition of Terra by CF Holdings. Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of all parties, following consummation of the Exchange Offer (as defined below) and subject to the approval of Terra stockholders if required by applicable law, Merger Sub will be merged (the “Merger”) with and into Terra, with Terra becoming an indirect, wholly-owned subsidiary of CF Holdings.

The Merger Agreement provides that the acquisition will be effected first through the outstanding offer (the “Exchange Offer”) by Merger Sub to exchange each of the issued and outstanding shares of common stock, without par value (the “Terra Common Shares”), of Terra for (i) $37.15 in cash, less any applicable withholding taxes and without interest, and (ii) 0.0953 shares of the common stock, par value $0.01 per share (the “CF Holdings Common Stock”), of CF Holdings (together with the associated preferred stock purchase rights), followed by the second-step Merger.

On March 12, 2010, Terra filed with the Securities and Exchange Commission a Solicitation/Recommendation Statement on Schedule 14D-9 that recommends that Terra stockholders accept the Exchange Offer and tender their shares of Terra Common Stock to Merger Sub pursuant to the Exchange Offer and, if required by applicable law, approve the Merger.

The consummation of the Exchange Offer is subject to certain conditions, including, among others, (i) Terra stockholders shall have validly tendered into the Exchange Offer a majority of the outstanding Terra Common Shares, (ii) any waiting or no-close periods applicable to the Exchange Offer and the Merger under the Canadian Competition Act and the Canada Transportation Act shall have expired or been terminated, (iii) the registration statement registering CF Holdings Common Stock to be issued in the Exchange Offer and the Merger shall have become effective under the Securities Act of 1933, as amended, and (iv) the CF Holdings Common Stock to be issued in the Exchange Offer and the Merger shall have been approved for listing on the New York Stock Exchange.

The transaction is not subject to any financing condition.  CF Holdings has obtained financing commitments from Morgan Stanley Senior Funding, Inc. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. to finance the transactions contemplated by the Merger Agreement, including to pay the cash portion of the consideration payable to Terra stockholders in the Exchange Offer and the Merger and related fees and expenses.

The Merger Agreement contains customary representations, warranties and covenants by CF Holdings and Terra. Terra has agreed, among other things, not to solicit alternative transactions or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any alternative transaction. In addition, each party is required to use best efforts to obtain certain regulatory approvals.

Pursuant to the terms of the Merger Agreement, on March 12, 2010, CF Holdings paid (on behalf of Terra) the $123 million fee in connection with the termination by Terra of the Agreement and Plan of Merger, dated February 12, 2010, by and among Yara International ASA, Yukon Merger Sub, Inc. and Terra (the “Yara Merger Agreement”).

The Merger Agreement contains certain termination rights and provides that (i) upon the termination of the Merger Agreement under specified circumstances, Terra will owe CF Holdings a cash termination fee of $123 million and/or reimbursement for CF Holdings’ payment of the $123 million termination fee in connection with the Yara Merger Agreement and (ii) upon termination of the Merger Agreement under certain other specified circumstances, CF Holdings will owe Terra a cash termination fee of $123 million.

The Merger Agreement contains representations and warranties by the parties thereto. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. CF Holdings acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K (this “Form 8-K”) not misleading.

The foregoing description of the Merger Agreement is not a complete description of all of the parties’ rights and obligations under the Merger Agreement. The above description is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01               Other Events.

On March 12, 2010, CF Holdings and Terra issued a joint press release announcing that CF Holdings has entered into an agreement with Terra to acquire Terra through the Exchange Offer and the Merger. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated March 12, 2010, among CF Industries Holdings, Inc., Composite Merger Corporation and Terra Industries Inc.

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2010	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Vice President, General Counsel,
and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated March 12, 2010, among CF Industries Holdings, Inc., Composite Merger Corporation and Terra Industries Inc.

99.1	Press Release.